SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934


                        Date of Report: December 30, 2004


                       Nano Superlattice Technology, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-50177                                          95-4735252
(Commission File Number)                       (IRS Employer Identification No.)


      No. 666 Jhensing Road, Gueishan Township, Taoyuan County 333 Taiwan
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 886-3-349-8677


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 CHANGE IN FISCAL YEAR

On December 30, 2004, the Registrant made a determination to change its fiscal year end from June 30 to December 31. Accordingly, the Registrant will file a Transition Report on Form 10-KSB covering the six month period ended December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NANO SUPERLATTICE TECHNOLOGY, INC.


                                   By: /s/ Alice Hwang
                                      ------------------------------
                                   Name:  Alice Hwang
                                   Title: President

Dated: February 24, 2005